Exhibit 99.4

Financial Statements of Smileage Dental Services, Inc. as of, and for the six months ended June 30, 1996, and as of, and for the years ended December 31, 1995 and 1994

                                SMILEAGE DENTAL
                                SERVICES, INC.



          ===========================================================

                                                 FINANCIAL STATEMENTS

                                                        JUNE 30, 1996




                                       [LOGO OF BDO SEIDMAN, LLP]
                                       BDO SEIDMAN, LLP
                                       ACCOUNTANTS AND CONSULTANTS

                                SMILEAGE DENTAL
                                SERVICES, INC.




          ============================================================

                                                  FINANCIAL STATEMENTS

                                                         JUNE 30, 1996

                                                  SMILEAGE DENTAL SERVICES, INC.

                                                                        CONTENTS
================================================================================




                  FINANCIAL STATEMENTS

                      Balance sheet                                          4

                      Statement of income                                    5

                      Statement of stockholders' equity                      6

                      Statement of cash flows                              7-8

                  SUMMARY OF ACCOUNTING POLICIES                             9

                  NOTES TO FINANCIAL STATEMENTS                          10-12

                     [This page intentionally left blank]

================================================================================





     June 30,                                                              1996
     --------------------------------------------------------------------------

     ASSETS

     CURRENT ASSETS
      Related party receivables, less allowance
       for losses of $70,000 (Note 2)                                 $  54,312
      Accounts receivable                                                20,000
      Prepaid expenses and miscellaneous                                  1,578
      Deferred tax asset (Note 5)                                        50,000
     --------------------------------------------------------------------------

     Total current assets                                               125,890
     --------------------------------------------------------------------------





     PROPERTY AND EQUIPMENT
      Computers                                                         137,539
      Less accumulated depreciation                                    (118,423)
     --------------------------------------------------------------------------

     Net property and equipment                                          19,116
     --------------------------------------------------------------------------
                                                                      $ 145,006
     ==========================================================================

                                                  SMILEAGE DENTAL SERVICES, INC.

                                                                   BALANCE SHEET



================================================================================




June 30,                                                                  1996
================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable                                                     $  7,786
 Accrued compensation                                                   59,806
 Accrued expenses - other (Note 4)                                      38,714
 Accrued income taxes                                                   38,700
- --------------------------------------------------------------------------------

Total liabilities                                                      145,006
- --------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (NOTE 6)

STOCKHOLDERS' EQUITY (NOTES 3, 7, AND 8)
 Common stock                                                              861
 Additional paid-in capital                                            240,639
 Retained earnings                                                     334,063
- --------------------------------------------------------------------------------

                                                                       575,563
 Less treasury stock (17,400 shares at cost)                          (575,563)
- --------------------------------------------------------------------------------

Total stockholders' equity                                                   -
- --------------------------------------------------------------------------------

                                                                      $145,006
================================================================================
See accompanying summary of accounting policies and notes to financial statements.

                                                  SMILEAGE DENTAL SERVICES, INC.

                                                             STATEMENT OF INCOME



================================================================================

Six months ended June 30,                                              1996
- --------------------------------------------------------------------------------
Revenues (Notes 2)
 Practice management fees                                        $1,288,905
- --------------------------------------------------------------------------------

Operating expenses
 Salaries and related expenses                                      697,695
 General and administrative                                         501,510
 Depreciation and amortization                                       30,883
- -------------------------------------------------------------------------------

Total operating expenses                                          1,230,088
- --------------------------------------------------------------------------------

Operating Income                                                     58,817
- --------------------------------------------------------------------------------
Other Income (expense)
 Interest income                                                        687
 Interest expense                                                   (20,015)
 Life insurance - income                                            222,732
 Intercompany debt forgiven (Note 2)                                621,115
 Other income                                                         3,866
- --------------------------------------------------------------------------------

Total other income, net                                             828,385
- --------------------------------------------------------------------------------

Income before provision for
 income taxes                                                       887,202

Provision for income taxes (Note 5)                                     208
- --------------------------------------------------------------------------------
Net income                                                       $  886,994
================================================================================

See accompanying summary of accounting policies and notes to financial statements.

                                                Smileage Dental Services, Inc.

                                             Statement of Stockholders' Equity

===============================================================================

                                                                    Addi-                                    Total
                                      Shares                       tional                                   Stock-
                                 -----------------     Common     Paid-In      Retained     Treasury      holders'
                                 Common   Treasury      Stock     Capital      Earnings        Stock        Equity
- ------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1995       86,100     17,400     $  861    $240,639     $(552,931)   $(575,563)    $(886,994)

Net income                            -          -          -           -       886,994            -       886,994
- ------------------------------------------------------------------------------------------------------------------

Balance, June 30, 1996           86,100     17,400     $  861    $240,639     $ 334,063    $(575,563)    $       -
==================================================================================================================

See accompanying summary of accounting policies and notes to financial statements.

                                 SMILEAGE DENTAL SERVICES, INC.

                                        STATEMENT OF CASH FLOWS



===============================================================

Six months ended June 30,                                  1996
- ---------------------------------------------------------------
Cash flows from operating activities
  Net income                                          $ 886,994
  Adjustments to reconcile net income
    to net cash used in operating
    activities:
      Depreciation and amortization                      30,883
  Changes in assets and liabilities:
    Decrease (increase) in:
      Related party receivables                        (467,679)
      Accounts receivable                                (2,694)
      Prepaid expenses and miscellaneous                 (8,257)
    Increase (decrease) in:
      Accounts payable                                   32,337
      Accrued compensation                                5,303
      Accrued expenses - other                           19,688
      Income taxes, accrued and deferred               (249,416)
      Related party payables                           (649,721)
- ---------------------------------------------------------------
Net cash used in operating activities                  (402,562)
- ---------------------------------------------------------------
Cash flows from investing activities
   Purchase of computer equipment                       (11,366)
   Proceeds from notes receivable - shareholders          1,554
- ---------------------------------------------------------------
Net cash used in investing activities                    (9,812)
- ---------------------------------------------------------------

                                       SMILEAGE DENTAL SERVICES, INC.


                                              STATEMENT OF CASH FLOWS

================================================================================

Six months ended June 30,                                       1996
- ---------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Repayment of notes payable, net                          $    (456)
  Repayment of debt and capitalized lease obligations        (60,442)
- ---------------------------------------------------------------------

Net cash used in financing activities                        (60,898)
- ---------------------------------------------------------------------

Net decrease in cash                                        (473,272)

CASH, at beginning of year                                   473,272
- ---------------------------------------------------------------------

CASH, at end of year                                       $       -
=====================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during year for:
   Interest                                                $  20,015
   Taxes                                                     249,624
=====================================================================

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING
 AND FINANCING ACTIVITIES
  Long-term debt and lease obligations
   assumed by a related party                              $ 358,794
  Equipment and facilities transferred to a
   related party                                             307,622
  Notes receivable transferred to a
   related party                                                 283
=====================================================================

See accompanying summary of accounting policies and notes to financial statements.
                                                                    8

                                                  Smileage Dental Services, Inc.

                                                  Summary of Accounting Policies

================================================================================

Basis of Presentation

The financial statements are prepared on the accrual basis in accordance with generally accepted accounting principles.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for financial instruments approximates their fair values.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed over the estimated useful lives of the related assets by the straight-line method.

Income Taxes

Income taxes are calculated using the liability method specified by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Deferred income taxes are provided for temporary differences between amounts reported for financial statements and income tax purposes.

                                                  Smileage Dental Services, Inc.

                                                   Notes to Financial Statements


================================================================================

1.   Nature of Operations

     Smileage Dental Services, Inc. (the "Company") manages and services the insurance contracts of a related company in the State of Wisconsin. The Company also provides other management services to a related insurance company in Georgia and a related dental practice in Wisconsin through May 31, 1996.

2.   Related Party Transactions

     The Company provides management services to three related companies. The amount of revenue recognized through June 30, 1996 for the management and servicing of insurance contracts and for other management services was $881,627 and $407,278, respectively.

     The receivable balance at June 30, 1996 represents unpaid management fees from Smileage Dental Care, Inc. (SDC) of $54,312. Another related party, Smileage Dental Insurance, Inc. owes management fees of $70,000 at June 30, 1996 which have been fully reserved by an allowance.

     In connection with the Company discontinuing its management and administrative servicing for the two related entities, certain assets, liabilities and contingencies were assumed by the new management company. Assets in the amount of $1,625,233, liabilities totaling $2,627,771 and all operating leases of the Company were transferred to a related company, SDC at May 31, 1996. The resulting balance owed to SDC at May 31, 1996, of $621,115 was forgiven.

3.   Common Stock

     The Company has authorized 2,801,400 shares of common stock at $.01 par value and issued 86,100 shares, of which 68,700 are outstanding. There is 2,801,400 shares of $.01 par value preferred stock authorized for issuance, of which none are outstanding. The preferences, limitations and relative rights of the preferred stock will be determined by the Company's Board of Directors prior to issuance of such class or series.

                                             SMILEAGE DENTAL SERVICES, INC.

                                              NOTES TO FINANCIAL STATEMENTS


          ======================================================================

          4.  EMPLOYEE BENEFIT PLAN

              The Company has a qualified contributory cash and deferred profit sharing plan for eligible employees. The Company's contribution to the plan for each employee is an amount equal to 50% of each participant's contribution up to a maximum of $500 per employee for the plan year. Contributions to the plan for the six months ended June 30, 1996 totaled $2,243. A balance of $4,224 remains unpaid at June 30, 1996.

          5.  PROVISION FOR INCOME TAXES

              The provision for income taxes consists of the following:

              Six months ended June 30,                               1996
              =============================================================
              Current
               Federal                                            $ 41,708
               State                                                 8,500
              -------------------------------------------------------------
                                                                    50,208
              -------------------------------------------------------------
              Deferred
               Federal                                             (42,500)
               State                                                (7,500)
              -------------------------------------------------------------
                                                                   (50,000)
              -------------------------------------------------------------
                                                                  $    208
              =============================================================

              A reconciliation of federal and state deferred income taxes consists of the following:

              June 30,                                                1996
              -------------------------------------------------------------
              Total deferred tax assets                           $ 52,640
              Valuation allowance for deferred tax assets            2,640
              -------------------------------------------------------------

              Total net deferred tax assets                         50,000
              Deferred tax liabilities                                   -
              -------------------------------------------------------------
              Net deferred tax assets                             $ 50,000
              =============================================================

                                                  SMILEAGE DENTAL SERVICES, INC.

                                                   NOTES TO FINANCIAL STATEMENTS

===============================================================================

5.   PROVISION FOR INCOME TAXES (Continued)

     Deferred taxes result primarily from differences in depreciation recorded for tax purposes and financial reporting purposes and reserves and accruals recorded for book purposes.

6.   COMMITMENTS AND CONTINGENCIES

     The Company leases its facilities and equipment through 1998. The facility lease requires the Company to pay real estate taxes and common area charges in addition to the base rent. As discussed in Note 2, all leases were assumed by Smileage Dental Care, Inc. at May 31, 1996. Rent expense was $39,083 for the six months ended June 30, 1996.

     The Company has entered into debt and lease agreements on behalf of other related entities. At June 30, 1996, they were jointly and severally liable on an additional $975,506 of long-term debt and $4,271,365 under future minimum lease commitments.

     LITIGATION

     The Company is involved in litigation on a number of matters and is subject to certain claims which arise in the normal course of business, none of which, in the opinion of the Company's management, is expected to have a materially adverse effect on the Company's financial position or results of operations.

7.   STOCK RESTRICTION AGREEMENT

     The shareholders are subject to a Stock Restriction Agreement which restricts the lifetime transfer of shares owned by a shareholder, the transfer of shares upon discharge or permanent disability and the transfer of shares upon the death of a shareholder, except in accordance with the terms of the Agreement.

8.   STOCK OPTIONS

     On May 11, 1992, the Company issued to an executive the option to purchase up to 1% of the outstanding common stock of the Company at the completion of each of his first three years of employment, at year end 1992 book value ($1.00 per share).

                                               SMILEAGE DENTAL
                                                SERVICES, INC.


================================================================================

                                                            FINANCIAL STATEMENTS

                                          YEARS ENDED DECEMBER 31, 1995 AND 1994







                                                      [LOGO OF BDO SEIDMAN, LLP]

                                                     Accountants and Consultants

                                            SMILEAGE DENTAL
                                             SERVICES, INC.


===============================================================================

                                                            FINANCIAL STATEMENTS

                                          YEARS ENDED DECEMBER 31, 1995 AND 1994

                                         SMILEAGE DENTAL SERVICES, INC.

                                                               CONTENTS

================================================================================




                     INDEPENDENT AUDITORS' REPORT                     3

                     FINANCIAL STATEMENTS

                         Balance sheets                               4

                         Statements of income                         5

                         Statements of stockholders' equity           6

                         Statements of cash flows                 7 - 8

                     SUMMARY OF ACCOUNTING POLICIES                   9

                     NOTES TO FINANCIAL STATEMENTS              10 - 16

[LOGO OF BDO SEIDMAN, LLP]

              BDO SEIDMAN, LLP              Two Plaza East
              Accountants and Consultants   330 East Kilbourn Avenue, Suite 950
                                            Milwaukee, Wisconsin 53202-3143
                                            Telephone: (414) 272-5900
                                            Fax: (414) 272-1090




INDEPENDENT AUDITORS' REPORT



Smileage Dental Services, Inc.
Milwaukee, Wisconsin

We have audited the accompanying balance sheets of Smileage Dental Services, Inc. as of December 31, 1995 and 1994 and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smileage Dental Services, Inc. at December 31, 1995 and 1994 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.




/s/ BDO Seidman, LLP
    June 19, 1996

================================================================================


December 31,                                           1995             1994
- --------------------------------------------------------------------------------

Assets (Note 4)

Current assets
 Cash (Note 2)                                   $  473,272      $     2,959
 Accounts receivable                                 17,306           17,069
 Related party receivables, less
  allowance for losses of $70,000
  and $34,000 (Note 3)                              218,735          287,297
 Notes receivable - officers and shareholders         1,837               --
 Prepaid expenses and miscellaneous                  31,607          317,689
 Net deferred tax asset (Note 7)                     34,000           64,254
- --------------------------------------------------------------------------------

Total current assets                                776,757          689,268
- --------------------------------------------------------------------------------

Property and equipment
 Land                                                    --          104,000
 Buildings                                          457,952          457,952
 Furniture and fixtures                             273,026          290,907
 Computers                                          330,858          283,755
 Dental equipment                                        --          765,335
- --------------------------------------------------------------------------------

                                                  1,061,836        1,901,949
 Less accumulated depreciation                     (715,581)      (1,348,264)
- --------------------------------------------------------------------------------

Net property and equipment                          346,255          553,685
- --------------------------------------------------------------------------------

Other assets
 Investment in subsidiary                                --          932,000
 Deposits and miscellaneous                           6,225            6,225
 Net book value of facilities held for sale              --          227,372
- --------------------------------------------------------------------------------

Total other assets                                    6,225        1,165,597
- --------------------------------------------------------------------------------

                                                 $1,129,237      $ 2,408,550
================================================================================

                                                  SMILEAGE DENTAL SERVICES, INC.

                                                                  BALANCE SHEETS

================================================================================


December 31,                                             1995             1994
- --------------------------------------------------------------------------------
Liabilities an Stockholders' Equity

Current liabilities
 Checks drawn against future deposits              $       --       $   57,713
 Notes payable (Note 4)                                   456          200,000
 Accounts payable                                      63,640          238,164
 Related party payable (Note 3)                     1,100,439               --
 Accrued compensation                                 147,311           86,127
 Accrued expenses - other                             155,649          196,213
 Accrued income taxes (Note 7)                        129,500           51,000
 Current maturities of long-term debt (Note 4)        222,449          603,650
 Current obligations under capital lease (Note 8)          --           65,303
- --------------------------------------------------------------------------------
Total current liabilities                           1,819,444        1,498,170
- --------------------------------------------------------------------------------

Long-term liabilities
 Lease obligation, less current
  obligations (Note 8)                                     --          181,424
 Long-term debt, less current maturities (Note 4)     196,787          963,900
- --------------------------------------------------------------------------------
Total long-term liabilities                           196,787        1,145,324
- --------------------------------------------------------------------------------
Total liabilities                                   2,016,231        2,643,494
- --------------------------------------------------------------------------------

Commitments and contingencies (Notes 8 and 13)

Stockholders' equity (Notes 5, 9, 10 and 11)
 Common stock                                             861              877
 Additional paid-in capital                           240,639          240,623
 Retained earnings (deficit)                         (552,931)          99,119
- --------------------------------------------------------------------------------
                                                     (311,431)         340,619
 Less treasury stock                                 (575,563)        (575,563)
- --------------------------------------------------------------------------------

                                                   $1,129,237       $ 2,408,550
================================================================================

         See accompanying summary of accounting policies and notes to financial statements.

                                                  SMILEAGE DENTAL SERVICES, INC.

                                                            STATEMENTS OF INCOME


================================================================================


Year ended December 31,                                1995             1994
- --------------------------------------------------------------------------------
Revenues (Notes 3 and 12)
 Capitation revenue                             $ 3,423,620      $ 8,810,541
 Practice management fees                         2,285,250        2,108,475
- --------------------------------------------------------------------------------
Total revenues                                    5,708,870       10,919,016
- --------------------------------------------------------------------------------
Operating expenses
 Provider payments                                2,615,269        8,222,379
 Salaries and related expenses                    1,376,572        1,496,436
 General and administrative                       1,148,508          979,082
 Depreciation and amortization                      101,224          111,393
- --------------------------------------------------------------------------------

Total operating expenses                          5,241,573       10,809,290
- --------------------------------------------------------------------------------
Operating income                                    467,297          109,726
- --------------------------------------------------------------------------------
Other income (expense)
 Interest income                                      5,596            3,832
 Rent and other income                               83,742           92,269
 Interest expense                                   (67,300)        (220,696)
 Miscellaneous                                         (784)           7,213
- --------------------------------------------------------------------------------
Total other income (expense)                         21,254         (117,382)
- --------------------------------------------------------------------------------

Income (loss) before provision for
 income taxes (benefit)                             488,551           (7,656)

Provision for income taxes (benefit) (Note 7)       209,601         (270,000)
- --------------------------------------------------------------------------------
Net income                                      $   278,950      $   262,344
================================================================================

See accompanying summary of accounting policies and notes to financial statements.

                                                  SMILEAGE DENTAL SERVICES, INC.

                                                        STATEMENTS OF CASH FLOWS


================================================================================

Year ended December 31,                                  1995        1994

Cash flows from operating activities
 Net income                                           $ 278,950   $ 262,344
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation and amortization                         101,224     111,393
  Provision for doubtful accounts                        36,000      34,000
  Loss on sale of fixed assets                               50         648
  Non-cash bad debt                                           -     935,447
Changes in assets and liabilities:
 Decrease (increase) in:
  Accounts receivable                                      (237)     28,798
  Related party receivables                              32,562    (411,317)
  Prepaids, deposits and miscellaneous                  287,082    (314,341)
 Increase (decrease) in:
  Checks drawn against future deposits                  (57,713)     57,713
  Accounts payable                                     (174,524)   (553,226)
  Accrued expenses                                       20,620     108,318
  Income taxes, accrued and deferred                    108,754      45,046
  Related party payables                                207,482     (82,881)
- ----------------------------------------------------------------------------
Net cash provided by operating activities               840,250     221,942
- ----------------------------------------------------------------------------
Cash flows from investing activities
 Purchase of property and equipment                     (18,633)     (7,967)
- ----------------------------------------------------------------------------
Net cash used in investing activities                   (18,633)     (7,967)
- ----------------------------------------------------------------------------

                                             SMILEAGE DENTAL SERVICES, INC.

                                             STATEMENTS OF CASH FLOWS


================================================================================

Year ended December 31,                                 1995          1994
- ---------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
 Repayment of notes payable, net                  $ (199,544)    $(400,000)
 Repayment of debt and capitalized lease
  obligations                                       (151,760)     (526,959)
 Borrowings under long-term debt                           -       389,364
- ---------------------------------------------------------------------------

Net cash used in financing activities               (351,304)     (537,595)
- ---------------------------------------------------------------------------

Net increase (decrease) in cash                      470,313      (323,620)

CASH, at beginning of year                             2,959       326,579
- ---------------------------------------------------------------------------

CASH, at end of year                              $  473,272     $   2,959
===========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 Cash paid during year for:
  Interest                                        $   17,476     $ 163,547
  Taxes                                              100,000             -
===========================================================================

SUPPLEMENTAL  SCHEDULE OF NON-CASH INVESTING
 AND FINANCING ACTIVITIES
  Investment in subsidiary generated through
   related party receivables forgiveness          $        -     $ 930,000
  Facilities transferred from a related party              -        66,529
  Noncash dividend                                   931,000             -
  Long-term debt and lease obligations
   assumed by a related party                      1,243,281             -
  Equipment and facilities transferred to a
   related party                                     352,161             -
  Notes receivable transferred from a
   related party                                       1,837             -
===========================================================================

     See accompanying summary of accounting policies and notes to financial statements.

                                                  Smileage Dental Services, Inc.

                                                  Summary of Accounting Policies

================================================================================

Basis of Presentation

The financial statements are prepared on the accrual basis in accordance with generally accepted accounting principles.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for financial instruments approximates their fair values. For notes payable, fair value was determined based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities.

Property and Equipment

Property and Equipment is stated at cost. Depreciation is computed over the estimated useful lives of the related assets principally by the straight-line method for buildings and by the straight-line and accelerated methods for other property and equipment.

Income Taxes

The Company changed its method of accounting for income taxes effective January 1, 1993, to conform with Statement of Financial Accounting Standards ("SFAS" No. 109, "Accounting for Income Taxes." Deferred income taxes are provided for temporary differences between amounts reported for financial statement and income tax purposes.

                        SMILEAGE DENTAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

1. NATURE OF OPERATIONS

The Company manages and services the insurance contracts of a related company in the State of Wisconsin. The Company also provides management services to a related insurance company in Georgia and a related dental practice in Wisconsin.

2. BUSINESS AND CREDIT CONCENTRATIONS

The Company's customers are concentrated in two specific geographical regions; Wisconsin and Georgia. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

The Company believes it places its cash and temporary cash investments with high credit quality institutions. At December 31, 1995, approximately $696,500 of cash and temporary cash investments were in excess of FDIC insurance limits.

3. RELATED PARTY TRANSACTIONS

The Company provides management services in connection with obtaining and servicing a related company's insurance contracts and receives monthly capitation fees for servicing the patients covered under the contract. Revenues earned in connection with these service arrangements have been included in the statements of income as follows:


    Year ended December 31,                  1995          1994
    -----------------------------------------------------------
    Capitation revenue                 $       --    $5,541,165
    Practice management fee             1,543,367     1,401,701
    ===========================================================

Prior to 1995, all the revenue of a related company (SDI) was passed through to the Company and recorded as revenue and, upon disbursement to the provider network, recorded as provider payments. Starting in 1995, SDI paid the Company management fees and the portion of capitation fees related to the patients serviced by the Company. This change in SDI cash management resulted in a decrease in revenue and provider payments of $5,937,668.

                        SMILEAGE DENTAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

3. RELATED PARTY TRANSACTIONS (CONTINUED)

The Company also provides management services to two other related companies. Revenues earned in connection with the management services total $741,883 and $706,774 at December 31, 1995 and 1994, respectively.

Cash advances between the Company and related companies are to be repaid at varying times and at no stated interest rate. The amount due from the related companies net of the allowance is $218,735 and $287,297 at December 31, 1995 and 1994, respectively. The amounts due to related companies is $1,100,439 at December 31, 1995.

Long-term debt includes demand notes that bear interest at prime plus 1% on funds advanced by the shareholders. The amount due, of which $134,205 and $244,377 is included in current maturities, is $284,205 and $354,377 at December 31, 1995 and 1994, respectively.

4. NOTES PAYABLE AND LONG-TERM DEBT

Notes payable consist of the following:


    December 31,                             1995        1994
    ---------------------------------------------------------
    Borrowings under a $200,000
    revolving credit note repaid
    during 1995                              $ --    $200,000

    Borrowings under a $200,000
    revolving credit note with
    interest at the bank's prime
    rate plus 1% (prime currently
    8.5%); and collateralized by
    all Company assets.                       456          --
    ---------------------------------------------------------
                                             $456    $200,000
    =========================================================

                        SMILEAGE DENTAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

4. NOTES PAYABLE AND LONG-TERM DEBT (CONTINUED)

Long-term debt consists of the following:


    December 31,                             1995          1994
    -----------------------------------------------------------
    Notes payable, assumed by a
    related company during 1995.         $     --    $  425,307

    Mortgages payable,
    assumed by a related
    company during 1995.                       --       571,247

    Notes payable, shareholders,
    prime plus 1% (prime currently
    8.5%), payable on demand.             284,205       354,377

    Note payable, with interest
    imputed at 8%, collateralized
    by treasury stock, payable in
    semi-annual installments of
    $48,658 until May of 1997.            135,031       216,619
    -----------------------------------------------------------
                                          419,236     1,567,550
    Less current maturities               222,449       603,650
    -----------------------------------------------------------
                                         $196,787    $  963,900
    ===========================================================

Borrowing under the $200,000 revolving credit note are subject to covenants and restrictions, the most significant of which prohibits payment of cash dividends, restricts sales or transfer of stock, limits expenditures for fixed assets and requires maintenance of certain financial ratios and minimum levels of stockholders' equity.

Notes payable, shareholders of $150,000 have been classified as long-term debt in the accompanying financial statements. The Company has the intent and ability to extend the terms on this amount beyond one year.

The aggregate maturities of long-term debt maturing in each of the next two years are as follows: 1996 - $222,449; 1997 - $196,787.

                        SMILEAGE DENTAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

5. COMMON STOCK

Smileage Dental Services, Inc. has authorized 2,801,400 shares of common stock at $.01 par value and issued 86,100 shares, of which 68,700 are outstanding. There is 2,801,400 shares of $.01 par value preferred stock authorized for issuance, of which none are outstanding. The preferences, limitations and relative rights of the preferred stock will be determined by the Company's Board of Directors prior to issuance of such class or series.

6. EMPLOYEE BENEFIT PLAN

The Company has a qualified contributory cash and deferred profit sharing plan for eligible employees. The Company's contribution to the plan for each employee is an amount equal to 50% of each participant's contribution up to a maximum of $500 per employee for the plan year. Contributions to the plan in 1995 and 1994 were $38,201 and $51,300, respectively.

7. PROVISION FOR INCOME TAXES

The provision for income taxes consists of the following:


    Year ended December 31,        1995         1994
    ------------------------------------------------
    Current
      Federal                  $139,432    $  51,000
      State                      39,915           --
    ------------------------------------------------
                                179,347       51,000
    ------------------------------------------------
    Deferred
      Federal                    30,254     (321,000)
      State                          --           --
    ------------------------------------------------
                                 30,254     (321,000)
    ------------------------------------------------
                               $209,601    $(270,000)
    ================================================

                        SMILEAGE DENTAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

7. TAXES ON INCOME (CONTINUED)

A reconciliation of federal and state deferred income taxes consists of the following:


    December 31,                            1995        1994
    --------------------------------------------------------
    Total deferred taxes assets          $42,685    $121,880
    Valuation allowance
      for deferred tax assets                 --      46,431
    --------------------------------------------------------
    Total net deferred tax assets         42,685      75,449
    Deferred tax liabilities               8,685      11,195
    --------------------------------------------------------
    Net deferred tax asset               $34,000    $ 64,254
    ========================================================

Deferred taxes result primarily from differences in depreciation recorded for tax purposes and financial reporting purposes and reserves recorded for book purposes.

8. COMMITMENTS AND CONTINGENCIES

The Company leases its facilities and equipment through 1998. The facility lease requires the Company to pay real estate taxes and common area charges in addition to the base rent. Rent expense was approximately $134,000 and $135,000 in 1995 and 1994, respectively.

The following is a schedule by years of the future minimum rental payments required under operating leases.


    Years ending December 31,     Facilities      Equipment
    -------------------------------------------------------
    1996                             $38,948        $19,731
    1997                                  --          9,915
    1998                                  --          6,201
    -------------------------------------------------------
                                     $38,948        $35,847
    =======================================================

                        SMILEAGE DENTAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

8. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Litigation
- ----------

The Company is involved in litigation on a number of matters and is subject to certain claims which arise in the normal course of business, none of which, in the opinion of the Company's management, is expected to have a materially adverse effect on the Company's financial position or results of operations.

9. STOCK RESTRICTION AGREEMENT

The shareholders are subject to a Stock Restriction Agreement which restricts the lifetime transfer of shares owned by a shareholder, the transfer of shares upon discharge or permanent disability and the transfer of shares upon the death of a shareholder, except in accordance with the terms of the Agreement.

10. STOCK OPTIONS

On May 11, 1992, the Company issued to an executive the option to purchase up to 1% of the outstanding common stock of the Company, at the completion of each of his first three years of employment at year end 1992 book value ($1.00 per share).

11. RECAPITALIZATION

During 1995, Smileage Dental Services, Inc. divested its holdings in its remaining subsidiaries in the following manner. Effective May 31, 1995, Georgia Dental Plan declared a 68.7 to 1 stock split and Smileage Dental Services, Inc. passed the 68,700 shares held in Georgia Dental Plan, Inc. to its shareholders prorata. Effective December 31, 1995, Smileage Dental Care, Inc. declared a
34.35 to 1 stock split and Smileage Dental Services, Inc. passed the 34,350 shares held in Smileage Dental Care, Inc. to its shareholders prorata. In addition, Smileage Dental Services, Inc. retired 1,600 shares held in treasury.

12. MAJOR CUSTOMERS

One of the Company's clients accounted for approximately 46% and 20% of revenues in 1995 and 1994, respectively. Revenues from a related party accounted for approximately 27% and 64% of total revenues in 1995 and 1994, respectively.

                                                  Smileage Dental Services, Inc.

                                                   Notes to Financial Statements


================================================================================

13.  Contingencies

     Smileage Dental Services, Inc. has entered into debt and lease agreements on behalf of other related entities. At December 31, 1995 they are jointly and severally liable on an additional $859,589 of long-term debt and $4,360,189 under future minimum lease commitments.